Commitments and Contingencies - Summary of future minimum lease payments under noncancelable operating leases (Details) - GREENLIGHT BIOSCIENCES HOLDINGS, PBC [Member] $ in Thousands	Dec. 31, 2021 USD ($)
Operating Lease Liabilities Gross Difference Amount [Line Items]
2022	$ 7,841
2023	7,257
2024	2,549
2025	1,450
2026	1,242
Thereafter	5,359
Total minimum lease payments	$ 25,698